                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

[ ] Preliminary Proxy Statement                [ ] Confidential, for Use of the
                                                   Commission Only (as permitted
[X] Definitive Proxy Statement                     by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                           WILSON BANK HOLDING COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)  Proposed maximum aggregate value of transaction:

         (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:
(4)  Date Filed:

                           WILSON BANK HOLDING COMPANY
                               LEBANON, TENNESSEE

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Wilson Bank Holding Company:

         The Annual Meeting of Shareholders (the "Annual Meeting") of Wilson Bank Holding Company will be held on Tuesday, April 14, 1998 at 7:00 p.m.,
(CDT), at the main office of the Company, located at 623 West Main Street, Lebanon, Tennessee 37087, for the following purposes:

         (1) To elect twelve (12) directors to hold office until the next Annual Meeting and until their successors are duly elected and qualified;

         (2) To ratify the appointment of Maggart & Associates, P.C. as auditors for the Company for 1998; and

         (3) To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

         Only shareholders of record at the close of business on March 14, 1998 will be entitled to vote at the Annual Meeting or any adjournment(s) thereof.

         Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding the matters proposed to be acted upon at the Annual Meeting.

                                    By Order of the Board of Directors,

                                    /s/ Jerry L. Franklin
                                    --------------------------------------------
                                    Jerry L. Franklin, Secretary

March 14, 1998

YOUR REPRESENTATION AT THE ANNUAL MEETING IS IMPORTANT. TO ENSURE YOUR REPRESENTATION, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY. SHOULD YOU SUBSEQUENTLY DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AS PROVIDED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT IS VOTED.

                           WILSON BANK HOLDING COMPANY
                               LEBANON, TENNESSEE

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Wilson Bank Holding Company (the "Company") of proxies for the Annual Meeting of Shareholders of the Company to be held on Tuesday, April 14, 1998, at the Company's main office, 623 West Main Street, Lebanon, Tennessee 37087, at 7:00 p.m. (CDT). This proxy material was first mailed to shareholders on or about March 14, 1998.

         All valid proxies which are received will be voted in accordance with the recommendations of the Board of Directors unless otherwise specified thereon. A proxy may be revoked by a shareholder at any time prior to its use by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

         Only holders of record of the Company's Common Stock at the close of business on March 14, 1998 (the "Record Date") are entitled to notice of and vote at the Annual Meeting. As of the Record Date, the Company had 1,422,585 shares of Common Stock issued and outstanding, the holders of which are entitled to one vote for each share held on each of the matters to be voted upon at the Annual Meeting. The representation in person or by proxy of at least a majority of the outstanding shares entitled to vote is necessary to provide a quorum at the meeting. The directors shall be elected by a plurality of the votes cast in the election by the holders of Common Stock represented and entitled to vote at the Annual Meeting. Any other matters submitted to the shareholders shall be approved by the affirmative vote of a majority of the votes cast by the holders of Common Stock represented and entitled to vote at the Annual Meeting. The Board of Directors of the Company does not know of any other matters which will be presented for action at the Annual Meeting, but the persons named in the proxy (who are directors of the Company) intend to vote or act with respect to any other proposal which may be presented for action according to their best judgment. Abstentions and "non-votes" are accounted as "present" in determining whether a quorum is present. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

         The cost of solicitation of proxies will be borne by the Company, including expenses in connection with preparing, assembling, and mailing this Proxy Statement. Such solicitation will be made by mail, and may also be made by the Company's regular officers or employees personally or by telephone or telegram. The Company may reimburse brokers, custodians and nominees for their expenses in sending proxies and proxy materials to beneficial owners.

         Wilson Bank and Trust (the "Bank") is located in Lebanon, Tennessee and is a wholly-owned subsidiary of the Company. The Bank has a wholly-owned subsidiary, Hometown Finance, Inc., a finance company organized under The Tennessee Industrial Loan and Thrift Companies Act (the "Finance Company"). The Company also owns 50% of DeKalb Community Bank ("DCB"), located in Smithville, Tennessee and 50% of Community Bank of Smith County ("CBSC"), located in Carthage, Tennessee. DCB opened for business on April 18, 1996 and CBSC opened for business on December 16, 1996. Except as otherwise stated, or as the context otherwise requires, the information contained herein relates to the Company and the Bank.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         There are no persons who are the beneficial owners of more than 5% of the Company's Common Stock, its only class of voting securities.

         The following table shows the beneficial ownership of the Company's Common Stock by all directors, each of the named executive officers set forth herein and the directors and executive officers of the Company as a group (a total of 17 persons) on March 14, 1998.




                                                   AMOUNT AND NATURE
NAME AND ADDRESS OF                                  OF BENEFICIAL                      PERCENT OF
BENEFICIAL OWNER (1)                                   OWNER (2)                         CLASS(%)
--------------------                                   ---------                         --------
Charles Bell                                            18,422                              1.29
Jack W. Bell                                            16,902(3)                           1.19
Mackey Bentley                                          15,436                              1.09
J. Randall Clemons                                      19,815(4)                           1.39
James F. Comer                                          10,322(5)                           0.73
Jerry L. Franklin                                       19,144(6)                           1.35
John B. Freeman                                         16,404                              1.15
Marshall Griffith                                       10,151                              0.71
Harold R. Patton                                        12,968                              0.91
James Anthony Patton                                    11,904                              0.84
John R. Trice                                           25,279(7)                           1.78
Robert T. VanHooser                                      3,420(8)                           0.24
H. Elmer Richerson                                       1,418                              0.10
Executive officers and
    directors as a group                               199,733                             14.04
(17 persons)

------------------
(1) The address for each of the directors and executive officers set forth in the table above is 623 West Main Street, Lebanon, Tennessee 37087.
(2) Each person has sole voting and investment power with respect to the shares listed unless otherwise indicated.
(3) Includes 230 shares held by or on behalf of Mr. J. Bell's children and/or other dependents.
(4) Includes 1,520 shares held by or on behalf of Mr. Clemons' children and/or other dependents.
(5) Includes 708 shares held by or on behalf of Mr. Comer's children and/or other dependents.
(6) Includes 870 shares held by or on behalf of Mr. Franklin's children and/or other dependents.
(7)      Includes 5,940 shares held as trustee by Mr. Trice.
(8) Includes 2,253 shares held jointly by Mr. VanHooser's wife and children.

                      PROPOSAL NO.1: ELECTION OF DIRECTORS

         Directors are elected each year to hold office until the next Annual Meeting and until their successors are duly elected and qualified. The Company's by-laws provide for a minimum of five and maximum of fifteen directors, the exact number to be set by the Board of Directors. The exact number is currently set at twelve and the Board of Directors has nominated twelve individuals to stand for election at the 1998 Annual Meeting. Proxies may not be voted for a greater number of directors than twelve.

         Unless contrary instructions are received, the enclosed proxy will be voted in favor of the election as directors of the nominees listed below. Each nominee has consented to be a candidate and to serve, if elected. All the nominees currently are serving as directors of the Company. While the Board has no reason to believe that any nominee will be unable to accept nomination or election as a director, if such event should occur, proxies will be voted with discretionary authority for a substitute or substitutes who will be designated by the current Board of Directors.

         The following table contains certain information concerning the nominees, which information has been furnished to the Company by the individuals named.


                                                                              Current Position; Business
                                                     Director                   Experience During Past
      Nominee                             Age         Since                         Five Years (1)
      -------                             ---         -----                         --------------

Charles Bell (2) (4)                       59          1993       Director; Consultant (1995-Present) and President
                                                                  (until 1995) - Lebanon Aluminum Products, Inc.
Jack W. Bell (2) (5)                       39          1987       Director; Owner - Jack W. Bell Builders, Inc.;
                                                                  Vice President of Operations - Lebanon
                                                                  Aluminum Products, Inc. (until 1995)
Mackey Bentley                             45          1987       Director; President - Bentley's Electric Company,
                                                                  Inc.
J. Randall Clemons(4)(5)                   45          1987       President; Chief Executive Officer and Director of
                                                                  the Company (since 1992); President, Chief
                                                                  Executive Officer and Director of the Bank
James F. Comer (4)                         39          1996       Director; Owner - Comer Farms; Vice President -
                                                                  Lending and Account Executive of Farm Credit
                                                                  Services of America (1980-1995)
Jerry L. Franklin                          59          1987       Director; Owner as franchisee of Ponderosa
                                                                  Restaurants
John B. Freeman                            58          1987       Director, Chairman - Auto Parts and Service
                                                                  Company, Inc.
Marshall Griffith                          59          1987       Director; Businessman - Evergreen Company;
                                                                  Senior Vice President - Fidelity Federal Savings
                                                                  and Loan of Nashville, Tennessee prior thereto
Harold R. Patton (3)                       62          1987       Director; General Manager - Wilson Farmers'
                                                                  Cooperative
James Anthony Patton (3)                   37          1987       Director; Salesman - Custom Packaging,
                                                                  Incorporated
John R. Trice (5)                          65          1991       Director (Chairman of the Board); Owner - Trice
                                                                  Bookkeeping, Appraisal and Accounting Services
Robert T. VanHooser, Jr. (5)               68          1991       Director; Retired Business Development Officer -
                                                                  Wilson Bank and Trust 1991 - 96;

-----------------
(1) All directors serve on the Boards of Directors of the Company, the Bank and the Finance Company.
(2)      Charles Bell is the father of Jack W. Bell.
(3)      Harold R. Patton is the father of James Anthony Patton.
(4) Messrs. Clemons, Comer and Charles Bell serve on the Board of directors of CBSC.
(5) Messrs. Clemons, Trice, VanHooser and J. Bell serve on the Board of Directors of DCB.

              DESCRIPTION OF THE BOARD AND COMMITTEES OF THE BOARD

         Each of the Company's directors is elected at the Annual Meeting and serves until the next Annual Meeting and until his successor has been elected and qualified. The Board of Directors of the Company also serves as the Board of Directors of the Bank, in addition to H. Elmer Richerson who was elected to the Board of Directors of the Bank in July 1997. Each director receives a maximum of $1,100 per month for his services as a director of the Company and receives $650 for each Board meeting of the Bank and $350 for each committee meeting of the Bank he attends, not to exceed $1,350 per month. In addition, a one-time fee was paid of $1,000 to directors of the Company plus $1,205 to directors of the Bank for the two planning retreats held during 1997.

         The Company does not have an executive compensation or nominating committee. The respective Board of Directors of the Company and the Bank, based upon recommendations by the Personnel Committee, establish general compensation policies and programs for the Company and the Bank and determine annually the compensation to be paid to Company and Bank employees, including executive officers. The Board of Directors of the Company and the Bank also acts as a nominating committee for directors and officers for the Company and the Bank by developing general criteria concerning the qualifications and selection of Board members and officers, (including recommendations made by securityholders of the Company) and recommends candidates for such positions. The Company does not have an Audit Committee. The Bank, however, has an Audit Committee, composed of Messrs. Trice, H. Patton, VanHooser, and T. Patton with Mr. Freeman serving as Chairman. The Audit Committee reviews annual and interim reports of the independent auditors and provides advice and assistance regarding the accounting, auditing, and financial reporting practices of the Company and the Bank. The Audit Committee held six meetings during 1997.

         In addition to the Audit Committee, the Board of Directors of the Bank has ten standing committees consisting of the Executive, Personnel, Finance, Marketing, Building, Investment, Long Range Planning, Data Processing, and Trust Committees. The Chairman of the Board of Directors of the Bank (Mr. VanHooser) and the President of the Bank (Mr. Clemons) are members of all the committees with the exception that Mr. Clemons is not on the Personnel Committee or Audit Committee.

         The Executive Committee is composed of Messrs. Franklin, H. Patton, Griffith and Trice with Mr. Comer serving as chairman. The Executive Committee reviews corporate activities, makes recommendations to the Board on policy matters and makes executive decisions on matters that do not require a meeting of the full Board of Directors. This committee held eight meetings during 1997.

         The Personnel Committee, composed of Messrs. Bentley, H. Patton and Comer with Mr. J. Bell serving as chairman, considers and recommends to the Board of Directors the salaries of all Bank personnel. This committee held six meetings during 1997.

         The Finance Committee is the credit review board of the Bank. This committee reviews loan applications meeting certain criteria and approves those found creditworthy. In addition, this committee reviews all loans that are funded. The committee is comprised of five permanent members, Messrs. C. Bell,
J. Bell, Comer and Griffith, with T. Patton serving as Chairman and two "temporary" members, who served for two quarters. During 1997, Messrs. Bentley, Freeman, H. Patton and Franklin each serve as temporary members for two quarters. In addition, Messrs. Trice and VanHooser served as advisory members. The Finance Committee held twenty meetings during 1997.

         The Marketing Committee is composed of Messrs. Bentley, Franklin and Griffith with Mr. H. Patton serving as chairman. The Marketing Committee recommends the direction of the marketing efforts of the Company and the Bank. This committee held four meetings during 1997.

         The Building Committee is composed of Messrs. C. Bell, J. Bell and T. Patton with Mr. Bentley serving as chairman. This committee makes recommendations to the Board on the immediate and future building needs of the Company and the Bank. This committee held seven meetings during 1997.

         The Investment Committee is composed of Messrs. Freeman, Griffith and Trice with Mr. C. Bell serving as chairman. The Investment Committee reviews and directs the investment portfolio of the Bank. This committee held twelve meetings during 1997.

         The Long Range Planning Committee is composed of Messrs. C. Bell, J. Bell and Comer with Mr. Trice serving as chairman. This committee explores strategic opportunities available to the Company and recommends the direction the Company should take on these matters. This committee held three meetings in 1997.

         The Data Processing Committee is composed of Mr. Comer with Mr. Franklin serving as chairman. The Data Processing Committee reviews the computer hardware and software needs of the Company and makes recommendations regarding purchases thereof to the Board. This committee held four meetings during 1997.

         The Trust Committee, composed of Messrs. Franklin, Freeman and T. Patton with Mr. Griffith serving as chairman, is charged with the oversight of the Bank's trust activities. This Committee held eleven meetings during 1997.

         During the fiscal year ended December 31, 1997, the Board of Directors of the Bank held fourteen meetings. The Board of Directors of the Company met fifteen times. All incumbent directors attended more than 90% of the aggregate number of meetings of both Boards and the committees on which they served.

                             EXECUTIVE COMPENSATION

The following table provides information as to annual, long-term or other compensation during fiscal years 1997, 1996 and 1995 for Mr. Clemons, the Company's Chief Executive Officer and the one other executive officer of the Company or the Bank with total compensation over $100,000.


                           SUMMARY COMPENSATION TABLE

                               Annual Compensation

                                                                                                    All Other
        NAME AND PRINCIPAL                                                                        Compensation
             POSITION                    Year           Salary ($)          Bonus ($)                ($) (1)
             --------                    ----           ----------          ---------                -------

J. Randall Clemons,                      1997            148,887              61,000                 13,125
   President and Chief                   1996            138,072              43,500                 11,496
   Executive Officer                     1995            132,000              36,500                 10,292

H. Elmer Richerson,                      1997            104,082              30,500                 10,896
   Executive Vice                        1996             89,355              20,500                  8,358
   President of the Bank                 1995             84,225              16,275                  6,896

----------------------
(1)   Represents the Company's matching grants under the Company's 401(k) plan.


            PERSONNEL COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During fiscal 1997, the Personnel Committee of the Board of Directors of the Bank was composed of Messrs. H. Patton, Bentley, VanHooser and Comer with Mr. J. Bell serving as chairman. With the exception of Mr. VanHooser who was an officer of the Bank until 1996, none of these persons has at any time been an officer or employee of the Company or any of its subsidiaries. Mr. J. Bell is the owner of Jack W. Bell Builders, Inc., a construction company that received $716,000 from the Company in 1997 for the construction of several new buildings for the Company. Otherwise, there are no relationships among the Company's executive officers, members of the Personnel Committee or entities whose executives serve on the Board of Directors or the Personnel Committee that require disclosure under applicable SEC regulations.

              PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Decisions with respect to compensation of the Company's and the Bank's executive officers, including the Chief Executive Officer, for fiscal 1997 were made by the Board of Directors of Bank based upon recommendations by the Personnel Committee. None of these persons served as an officer or employee of the Company or any of its subsidiaries during 1997.

         The overall objectives of the Company's executive compensation program, including the compensation of the Chief Executive Officer, for fiscal 1997 were to:

         - Attract and retain the highest quality talent to lead the Company

         -        Reward key executives based on business performance

         - Assure that objectives for corporate and individual performance are measured

         The philosophy upon which these objectives were based is to provide incentive to the Company's officers to enhance the profitability of the Company. The compensation levels for fiscal 1997 for members of senior management, except for Mr. Richerson and Mr. Clemons, were established by the Personnel Committee based upon the recommendation of the Company's Chief Executive Officer, J. Randall Clemons.

         The Personnel Committee set annual salaries for the Executive Officers within competitive levels but relies to a significant degree on annual cash bonuses to attract and retain senior management of outstanding abilities and to motivate them to perform to the full extent of their abilities. In establishing compensation levels, the Personnel Committee considers compensation levels of executives in other financial institutions of similar size in similar markets as well as the overall performance of the Company.

Jack W. Bell, Chairman
William Mackey Bentley
Harold Patton
Robert T. VanHooser, Jr.
James F. Comer

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

The following graph compares the percentage change in the unaudited total return on the Company's Common Stock against the cumulative total return of the NASDAQ Index and The Carson Medlin Company's Independent Bank Index between December 31, 1992 (the date the Company's Common Stock was registered under the Securities Exchange Act of 1934, as amended, and December 31, 1997. The graph assumes the value of the investment in the Company's Common Stock and each index was $100 at December 31, 1992 and that all dividends were reinvested.


                               1992  1993  1994  1995  1996  1997
                               ----  ----  ----  ----  ----  ----

WILSON BANK HOLDING COMPANY    100   157   174   193   216   244
INDEPENDENT BANK INDEX         100   125   153   208   248   358
NASDAQ INDEX                   100   115   112   159   195   240

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Some directors and principal officers of the Company at present, as in the past, are customers of the Bank and have had and expect to have loan transactions with the Bank in the ordinary course of business. In addition, some of the directors and officers of the Bank are at present, as in the past, affiliated with businesses which are customers of the Bank and which have had and expect to have loan transactions with the Bank in the ordinary course of business. These loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other parties. In the opinion of the Board of Directors, these loans do not involve more than a normal risk of collectability or present other unfavorable features.

         During 1997, John R. Trice Appraisals, Inc. was paid an aggregate of $225,000 for 752 appraisals, inspections, etc. performed in connection with loans originated by the Bank. This company is owned by John R. Trice, a director of the Company and Bank. The payments made by the Bank were reimbursed in full by the persons and/or entities whose properties were appraised.

                      COMPLIANCE WITH SECTION 16(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than ten percent stockholders are required by federal securities regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on the Company's review of the copies of such forms, or written representations from certain reporting persons furnished to the Company, the Company believes that its officers, directors and greater than ten percent beneficial owners were in compliance with all applicable filing requirements.


              PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT AUDITORS

         The Board of Directors of the Company has selected Maggart and Associates, P.C. to serve as independent auditors for the current fiscal year upon the recommendation of the Audit Committee and considers it desirable that the selection of Maggart & Associates, P.C. be ratified by the shareholders. Maggart and Associates, P.C. has served in this capacity for the Company since 1987. A representative from the independent auditors is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he desires to do so. The representative is also expected to be available to respond to appropriate questions.

                    SHAREHOLDERS' PROPOSALS AND OTHER MATTERS

         Shareholders intending to submit proposals for presentation at the next Annual Meeting and inclusion in the Proxy Statement and form of proxy for such meeting should forward such proposals to J. Randall Clemons, Wilson Bank Holding Company, 623 West Main Street, Lebanon, Tennessee 37087. Proposals must be in writing and must be received by the Company prior to November 14, 1998 in order to be included in the Company's Proxy Statement and form of proxy relating to the 1999 Annual Meeting of Shareholders. Proposals should be sent to the Company by certified mail, return receipt requested.


                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters which may be brought before the Annual Meeting. However, if any matter other than the proposed matters properly comes before the meeting for action, proxies will be voted for such matters in accordance with the best judgment of the persons named as proxies.

         In addition to solicitation by mail, certain directors, officers and regular employees of the Company and the Bank may solicit proxies by telephone, telegram or personal interview for which they will receive no compensation other than their regular salaries. The Company may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Company's Common Stock held of record by such persons and may reimburse them for their reasonable out-of-pocket expenses in connection therewith.

         The Annual Report of the Company is mailed herewith. A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 1997, is available without charge to any shareholder upon request.

                                            By order of the Board of Directors,

                                            /s/ Jerry L. Franklin
                                            ------------------------------------
                                            Jerry L. Franklin
                                            Secretary

Lebanon, Tennessee
March 14, 1998

                                   Appendix A

                           WILSON BANK HOLDING COMPANY
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


NAME AND ADDRESS
LABEL

         THIS PROXY IS SOLICITED UPON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING TO BE HELD ON APRIL 14, 1998.

         The undersigned hereby appoint Harold R. Patton and Mackey Bentley, or either of them, with full power of substitution, as proxies, and hereby authorize them to vote, as designated, all shares of common stock of Wilson Bank Holding Company, held by the undersigned on March 14, 1998 at the Annual Meeting of Shareholders to be held Tuesday, April 14, 1998 at 7:00 p.m., (CST), at the main office of Wilson Bank and Trust, located at 623 West Main Street, Lebanon, Tennessee 37087 and any adjournment(s) thereof.

1.  ELECTION OF DIRECTORS

____     FOR all nominees (except as marked to the contrary below)

Charles Bell                James F. Comer            Harold R. Patton
Jack W. Bell                Jerry L. Franklin         James Anthony Patton
Mackey Bentley              John B. Freeman           John R. Trice
J. Randall Clemons          Marshall Griffith         Robert T. VanHooser, Jr.

____     Withhold authority to vote for all twelve nominees;

____ Withhold authority to vote for the following nominee(s), write that nominee's name in the space below:


2. RATIFICATION OF MAGGART AND ASSOCIATES, P.C. AS INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR.

____ FOR                   ____ AGAINST                       ____ ABSTAIN

In their discretion, the proxies are authorized to vote upon such business as may properly come before this meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Signature _________________________________________   Date _____________________

Signature (if held jointly) _______________________   Date _____________________


         Please sign exactly as your name appears on your share certificates. Each joint owner must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as authorized. If a partnership, please sign in partnership name by an authorized person.

                BE SURE TO MARK, SIGN, DATE AND RETURN THIS PROXY
            PROMPTLY IN THE ADDRESSED POSTAGE PAID ENVELOPE PROVIDED.



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